Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies in his capacity as Chief Executive Officer of Belmar Capital Fund LLC (the "Fund"), that:

     (a) the Quarterly Report of the Fund on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  the  results  of
          operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

 Dated: May 15, 2003



                                           /s/ Thomas E. Faust Jr.
                                           ---------------------------
                                               Thomas E. Faust Jr.
                                               Chief Executive Officer